Exhibit 99.1

As previously announced, TDS will hold a teleconference Aug. 7, 2007, at 10:00 a.m. Chicago time.  Interested parties may listen to the call live over the Internet by accessing the conference call page of the Investor Relations section of www.teldta.com.

Contact:                                   Mark A. Steinkrauss, Vice President, Corporate Relations
        (312) 592-5384 mark.steinkrauss@teldta.com

        Julie D. Mathews, Manager, Investor Relations
        (312) 592-5341 julie.mathews@teldta.com

FOR RELEASE:  IMMEDIATE

TDS REPORTS SECOND-QUARTER 2007 OPERATING RESULTS;
STRONG WIRELESS RESULTS

CHICAGO – Aug. 7, 2007 – Telephone and Data Systems, Inc. [AMEX:TDS, TDS.S] reported operating revenues of $1,192.8 million for the second quarter of 2007, up 12 percent from $1,068.7 million for the comparable period one year ago.  The company recorded operating income of $154 million, up 43.5 percent compared to $107.3 million for the second quarter of 2006.  Net loss available to common and diluted loss per share were $8.6 million and $.08, respectively, compared to net income and diluted earnings per share of $166.7 million and $1.43, respectively, for the comparable period one year ago.

Second Quarter Highlights

•                                          The total number of U.S. Cellular customers increased 5.4 percent year over year to 6,010,000.  The number of retail customers increased 6.8 percent to 5,448,000.

•                                          U.S. Cellular average monthly revenue per unit (ARPU) increased 8.3 percent to $50.42.

•                                          U.S. Cellular total revenues grew 14.8 percent to $971.6 million.

•                                          U.S. Cellular data revenues grew 77.2 percent to $85.4 million, 9.4 percent of service revenues.

•                                          TDS Telecom equivalent access lines (ILEC and CLEC) increased 1% percent to 1,209,600.

•                                          TDS Telecom digital subscriber line customers (ILEC and CLEC) increased 38.2 percent to 171,200.  ILEC DSL customers increased 51.7 percent.

•                                          Fair value adjustment of derivative instruments was a loss of $358.1 million.

•                                          TDS repurchased 217,280 special common shares for $12.6 million or $57.80 per share.  The Board of Directors has authorized repurchases up to $250 million of TDS special common shares.

“U.S. Cellular had an exceptional quarter,” said LeRoy T. Carlson, Jr., TDS president and chief executive officer.  “Total revenues grew 15 percent and margins expanded significantly.  ARPU increased quarter to quarter for a sixth consecutive time.

“Focusing on its strategy of delivering high levels of customer satisfaction consistently, resulted in U.S. Cellular recording 1.4 percent retail postpay customer churn in the quarter, amongst the lowest in the industry.

“TDS Telecom continued to grow its digital subscriber lines with lines up 52 percent at its ILEC.  Growing digital subscriber lines supports TDS Telecom’s objective of positioning itself as the preferred broadband provider in its markets.  TDS Telecom has been aggressively bundling DSL with other popular service offerings such as satellite television and long distance services, as bundling has proven to be an effective means to attract and retain customers.”

Forward Contracts

The TDS VeriSign common shares and U.S. Cellular Vodafone ADR forward contracts matured in May 2007.  TDS and U.S. Cellular delivered the common shares and ADR’s in settlement of the forward contracts and sold the remaining shares and ADR’s.  TDS recorded a pre-tax gain of $137.9 million on settlement of the forward contracts and disposition of the remaining shares.

Guidance

Guidance for the year ending Dec. 31, 2007 is as follows.  There can be no assurance that final results will not differ materially from this guidance.

U.S. Cellular 2007 guidance as of Aug. 7, 2007 is as follows:

Net Retail Customer Additions	375,000 – 425,000
Service Revenues	Approx. $3.6 billion
Operating Income	$395 - $445 million
Depreciation, Amortization & Accretion	Approx. $615 million
Capital Expenditures	$600 - $615 million

TDS Telecom (ILEC and CLEC) 2007 guidance as of Aug. 7, 2007 is as follows:

Operating Revenues	$850 - $880 million
Operating Income	$130 - $150 million
Depreciation and Amortization	$155 million
Capital Expenditures	$120 - $140 million

As previously announced, TDS will hold a teleconference Aug. 7, 2007, at 10:00 a.m. Chicago time.   Interested parties may listen to the call live over the Internet by accessing http://www.videonewswire.com/event.asp?id=41601 or the conference call page of the Investor Relations section of www.teldta.com.  You can also connect to the teleconference by telephone (US/Canada) at (800)706 -9695 with a conference ID # 11759028.  The conference call will be archived on the conference call section of the TDS web site at www.teldta.com.

Prior to the start of the call, certain financial and statistical information discussed during the conference call comments will be posted to the web site, together with reconciliations to generally accepted accounting principles (GAAP) of any non-GAAP information to be disclosed.  Investors may access this additional information on the conference call page of the Investor Relations section of the TDS web site.

About TDS

TDS is a diversified telecommunications corporation founded in 1969. Through its business units, U.S. Cellular and TDS Telecom, TDS operates primarily by providing wireless, local telephone and broadband services. As of June 30, 2007, the company employed 11,600 people and served 7.2 million customers/units in 36 states.

About U.S. Cellular

As of June 30, 2007, U.S. Cellular Corporation, the nation’s sixth-largest network wireless service carrier, employed 8,100 associates and provided wireless service to 6 million customers in 26 states.  The Chicago-based company operates on a customer satisfaction strategy, meeting customer needs by providing a comprehensive range of wireless products and services, superior customer support, and a high-quality network.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates and expectations. These statements are based on current estimates, projections and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: The ability of U.S. Cellular to successfully manage and grow the operations of  newly launched markets; changes in the overall economy; changes in competition in the markets in which U.S. Cellular and TDS Telecom operate; changes due to industry consolidation; advances in telecommunications technology, including Voice over Internet Protocol; changes to access and pricing of unbundled network elements; changes in the state and federal telecommunications regulatory environment; changes in the value of assets; changes in the value of investments, including variable prepaid forward contracts; an adverse change in the ratings afforded TDS and U.S. Cellular debt securities by accredited ratings organizations; uncertainty of access to the capital markets; risks and uncertainties relating to restatements and possible future restatements; ability to remediate material weaknesses; pending and future litigation; acquisitions/ divestitures of properties and/or licenses; and changes in customer growth rates, average monthly revenue per unit, churn rates, roaming terms and the mix of products and services offered in U.S. Cellular and TDS Telecom markets.  Investors are encouraged to consider these and other risks and uncertainties that are discussed in the Form 8-K used by TDS to furnish this press release to the SEC, which are incorporated by reference herein.

For more information about TDS and its subsidiaries, visit the web sites at:

TDS: www.teldta.com	TDS Telecom: www.tdstelecom.com
USM: www.uscellular.com

###

TELEPHONE AND DATA SYSTEMS, INC.

SUMMARY OPERATING DATA

Quarter Ended	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006

Consolidated Markets:
Total population (000s)(1)	81,581	56,048	55,543	55,543	55,543
All customers -
Customer units	6,010,000	5,973,000	5,815,000	5,729,000	5,704,000
Gross customer unit activations	418,000	459,000	389,000	365,000	347,000
Net customer unit activations	37,000	152,000	86,000	25,000	48,000
Market penetration(1)	7.4%	10.7%	10.5%	10.3%	10.3%
Retail customers -
Customer units	5,448,000	5,377,000	5,225,000	5,127,000	5,099,000
Gross customer unit activations	347,000	397,000	375,000	353,000	331,000
Net customer unit activations	71,000	146,000	98,000	28,000	49,000

Cell sites in service	6,140	6,004	5,925	5,726	5,583
Average monthly revenue per unit(2)	$50.42	$48.69	$48.15	$47.93	$46.54
Retail service revenue per unit(2)	$43.87	$42.69	$42.21	$41.75	$40.92
Inbound roaming revenue per unit(2)	$2.68	$2.33	$2.34	$2.55	$2.28
Long-distance/other revenue per unit(2)	$3.87	$3.67	$3.60	$3.63	$3.34
Minutes of use (MOU)(3)	858	783	749	725	719
Retail postpay churn rate per month(4)	1.4%	1.3%	1.5%	1.7%	1.6%
Capital Expenditures (000s)	$137,100	$109,700	$158,400	$152,800	$151,400

(1)             Market penetration is calculated using 2006 Claritas population estimates for all periods of 2007 and 2005 Claritas estimates for all periods of 2006.  “Total population” represents the total population of each of U.S. Cellular’s consolidated markets, regardless of whether the market has begun marketing operations (without duplication of population in overlapping markets). The population of markets in which U.S. Cellular has deferred the transfer of licenses from AT&T Wireless Services, Inc. is not included in the total population counts for any period. In the quarter ended 6/30/07, the FCC granted Barat Wireless’ applications with respect to 17 licenses for which it was the winning bidder in Auction 66.

(2)             Per unit revenue measurements are derived from Service Revenues as reported in Financial Highlights for each respective quarter as follows:

Service Revenues per Financial Highlights	$906,218	$860,583	$831,663	$821,820	$791,705
Components:
Retail service revenue during quarter	$788,535	$754,515	$729,072	$715,896	$696,079
Inbound roaming revenue during quarter	$48,084	$41,268	$40,354	$43,806	$38,745
Long-distance/other revenue during quarter	$69,599	$64,800	$62,237	$62,118	$56,881

Divided by average customers during quarter (000s)	5,991	5,892	5,757	5,716	5,670
Divided by three months in each quarter	3	3	3	3	3

Average monthly revenue per unit	$50.42	$48.69	$48.15	$47.93	$46.54
Retail service revenue per unit	$43.87	$42.69	$42.21	$41.75	$40.92
Inbound roaming revenue per unit	$2.68	$2.33	$2.34	$2.55	$2.28
Long-distance/other revenue per unit	$3.87	$3.67	$3.60	$3.63	$3.34

(3)             Average monthly local minutes of use per customer (without roaming).

(4)             Retail postpay churn rate per month is calculated by dividing the average monthly customer disconnects during the quarter by the average customer base for the quarter.

TELEPHONE AND DATA SYSTEMS, INC.

SUMMARY OPERATING DATA

Quarter Ended	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006
TDS Telecom
ILEC:
Access line equivalents(1)	761,200	763,400	757,300	752,100	747,500
Access lines	601,600	610,300	616,500	622,700	628,600
Dial-up Internet service accounts	65,800	71,100	77,100	82,200	86,800
Digital Subscriber Lines (DSL) customers	127,400	118,000	105,100	94,100	84,000
Long Distance customers	346,500	343,800	340,000	335,100	331,300
Capital Expenditures (000s)	$30,900	$16,100	$39,400	$27,000	$29,700
CLEC:
Access line equivalents(1)	448,400	456,200	456,200	452,900	450,900
Dial-up Internet service accounts	8,800	10,200	10,200	11,000	11,800
Percent of access lines on-switch	93.7%	93.3%	93.0%	92.6%	92.2%
Digital Subscriber Lines (DSL) customers	43,800	42,600	42,100	41,000	39,900
Capital Expenditures (000s)	$4,800	$2,500	$5,700	$4,500	$4,400

(1)             Access line equivalents are derived by converting high capacity data lines to the estimated capacity of one switched access line.

TELEPHONE AND DATA SYSTEMS, INC.

FINANCIAL HIGHLIGHTS

Three Months Ended June 30,

(Unaudited, dollars in thousands, except per share amounts)

			Increase (Decrease)
	2007	2006	Amount	Percent
Operating Revenues
U.S. Cellular	$971,646	$846,137	$125,509	14.8%
TDS Telecom	216,301	218,284	(1,983)	(0.9%)
All Other(1)	4,887	4,266	621	14.6%
	1,192,834	1,068,687	124,147	11.6%
Operating Expenses
U.S. Cellular
Expenses excluding depreciation, amortization and accretion	699,318	626,740	72,578	11.6%
Depreciation, amortization and accretion	148,856	140,486	8,370	6.0%
	848,174	767,226	80,948	10.6%
TDS Telecom
Expenses excluding depreciation and amortization	144,805	148,386	(3,581)	(2.4%)
Depreciation, amortization and accretion	38,444	39,257	(813)	(2.1%)
	183,249	187,643	(4,394)	(2.3%)
All Other(1)
Expenses excluding depreciation and amortization	4,228	5,799	(1,571)	(27.1%)
Depreciation and amortization	3,228	710	2,518	N/M
	7,456	6,509	947	14.5%

Total Operating Expenses	1,038,879	961,378	77,501	8.1%
Operating Income (Loss)
U.S. Cellular	123,472	78,911	44,561	56.5%
TDS Telecom	33,052	30,641	2,411	7.9%
All Other(1)	(2,569)	(2,243)	(326)	14.5%
	153,955	107,309	46,646	43.5%
Investment and Other Income (Expense)
Equity in earnings of unconsolidated entities	23,875	22,491	1,384	6.2%
Interest and dividend income	147,768	146,545	1,223	0.8%
Fair value adjustment of derivative instruments	(358,119)	(11,768)	(346,351)	N/M
Gain on investments	137,920	91,418	46,502	50.9%
Interest expense	(55,245)	(59,288)	4,043	6.8%
Other income (expense)	(1,868)	(941)	(927)	98.5%
	(105,669)	188,457	(294,126)	N/M
Income Before Income Taxes and Minority Interest	48,286	295,766	(247,480)	(83.7%)
Income tax expense	26,700	117,186	(90,486)	(77.2%)
Income Before Minority Interest	21,586	178,580	(156,994)	(87.9%)
Minority share of income	(30,213)	(11,821)	(18,392)	N/M
Net Income	(8,627)	166,759	(175,386)	N/M
Preferred dividend requirement	(13)	(50)	37	N/M
Net Income Available to Common	$(8,640)	$166,709	$(175,349)	N/M

Basic Weighted Average Common Shares Outstanding (000s)	117,031	115,768	1,263	1.1%
Basic Earnings Per Share	($0.07)	$1.44	$(1.51)	N/M

Diluted Weighted Average Common Shares Outstanding (000s)	117,031	116,640	391	0.3%
Diluted Earnings Per Share	($0.08)	$1.43	$(1.51)	N/M

(1)             Consists of Suttle Straus printing and distribution operations and intercompany eliminations.

N/M - Percentage change not meaningful

TELEPHONE AND DATA SYSTEMS, INC.
FINANCIAL HIGHLIGHTS
Six Months Ended June 30,
(Unaudited, dollars in thousands, except per share amounts)

			Increase (Decrease)
	2007	2006	Amount	Percent
Operating Revenues
U.S. Cellular	$1,906,320	$1,682,513	$223,807	13.3%
TDS Telecom	433,923	437,293	(3,370)	(0.8%)
All Other (1)	9,148	7,958	1,190	15.0%
	2,349,391	2,127,764	221,627	10.4%
Operating Expenses
U.S. Cellular
Expenses excluding depreciation, amortization and accretion	1,376,212	1,251,078	125,134	10.0%
Depreciation, amortization and accretion	298,113	282,511	15,602	5.5%
	1,674,325	1,533,589	140,736	9.2%
TDS Telecom
Expenses excluding depreciation and amortization	285,001	288,790	(3,789)	(1.3%)
Depreciation, amortization and accretion	78,349	79,487	(1,138)	(1.4%)
	363,350	368,277	(4,927)	(1.3%)
All Other (1)
Expenses excluding depreciation and amortization	9,588	9,984	(396)	(4.0%)
Depreciation and amortization	5,376	1,421	3,955	N/M
	14,964	11,405	3,559	31.2%

Total Operating Expenses	2,052,639	1,913,271	139,368	7.3%
Operating Income (Loss)
U.S. Cellular	231,995	148,924	83,071	55.8%
TDS Telecom	70,573	69,016	1,557	2.3%
All Other (1)	(5,816)	(3,447)	(2,369)	68.7%
	296,752	214,493	82,259	38.4%
Investment and Other Income (Expense)
Equity in earnings of unconsolidated entities	47,571	42,296	5,275	12.5%
Interest and dividend income	163,964	158,028	5,936	3.8%
Fair value adjustment of derivative instruments	(102,249)	(11,738)	(90,511)	N/M
Gain on investments	137,920	91,418	46,502	50.9%
Interest expense	(113,046)	(117,820)	4,774	4.1%
Other income (expense)	(4,092)	(1,868)	(2,224)	N/M
	130,068	160,316	(30,248)	(18.9%)
Income Before Income Taxes and Minority Interest	426,820	374,809	52,011	13.9%
Income tax expense	167,938	149,528	18,410	12.3%
Income Before Minority Interest	258,882	225,281	33,601	14.9%
Minority share of income	(48,184)	(22,525)	(25,659)	N/M
Net Income	210,698	202,756	7,942	3.9%
Preferred dividend requirement	(26)	(101)	75	N/M
Net Income Available to Common	$210,672	$202,655	$8,017	4.0%

Basic Weighted Average Common Shares Outstanding (000s)	116,935	115,754	1,181	1.0%
Basic Earnings (Loss) Per Share	$1.80	$1.75	$0.05	2.9%

Diluted Weighted Average Common Shares Outstanding (000s)	118,432	116,576	1,856	1.6%
Diluted Earnings (Loss) Per Share	$1.76	$1.73	$0.03	1.7%

(1)             Consists of Suttle Straus printing and distribution operations and intercompany eliminations.

N/M - Percentage change not meaningful

TELEPHONE AND DATA SYSTEMS, INC.

CONSOLIDATED BALANCE SHEET HIGHLIGHTS

(Unaudited, dollars in thousands)

ASSETS
	June 30,	December 31,
	2007	2006
Current Assets
Cash and cash equivalents	$1,303,231	$1,013,325
Marketable equity securities	2,175,667	1,205,344
Accounts receivable from customers and other	533,167	520,167
Materials and supplies, at average cost	130,973	128,981
Other current assets	77,060	105,267
	4,220,098	2,973,084

Investments
Licenses	1,530,635	1,520,407
Goodwill	667,822	647,853
Customer lists	29,759	26,196
Marketable equity securities	363,426	1,585,286
Investments in unconsolidated entities	204,180	197,636
Other investments	11,077	11,073
	2,806,899	3,988,451

Property, Plant and Equipment, net
U.S. Cellular	2,598,004	2,628,848
TDS Telecom	897,351	920,350
Other	32,999	32,188
	3,528,354	3,581,386

Other Assets and Deferred Charges	53,348	56,593

Total Assets	$10,608,699	$10,599,514

TELEPHONE AND DATA SYSTEMS, INC.

CONSOLIDATED BALANCE SHEET HIGHLIGHTS

(Unaudited, dollars in thousands)

LIABILITIES AND STOCKHOLDERS’ EQUITY
	June 30,	December 31,
	2007	2006
Current Liabilities
Current portion of long-term debt	$1,345,774	$741,325
Derivative Liability	653,334	359,970
Notes payable	—	35,000
Accounts payable	294,709	294,932
Customer deposits and deferred revenues	160,935	141,164
Accrued taxes	102,472	38,324
Accrued compensation	58,922	72,804
Deferred taxes	439,070	236,397
Other current liabilities	147,742	164,815
	3,202,958	2,084,731

Deferred Liabilities and Credits
Net deferred income tax liability	640,789	950,348
Derivative Liability	78,707	393,776
Other deferred liabilities and credits	382,295	369,045
	1,101,791	1,713,169

Long-term Debt	1,846,340	2,620,609

Minority Interest in Subsidiaries	640,542	609,722

Preferred Shares	860	863

Common Stockholders’ Equity
Common Shares, $.01 par value	566	566
Special Common Shares, $.01 par value	629	629
Series A Common Shares, $.01 par value	64	64
Capital in excess of par value	2,018,601	1,992,597
Treasury Shares, at cost
Common Shares	(149,463)	(187,103)
Special Common Shares	(135,778)	(187,016)
Accumulated other comprehensive income	508,668	522,113
Retained earnings	1,572,921	1,428,570
	3,816,208	3,570,420

Total Liabilities and Stockholders’ Equity	$10,608,699	$10,599,514

BALANCE SHEET HIGHLIGHTS

JUNE 30, 2007

(Unaudited, dollars in thousands)

		U.S.	TDS	TDS Corporate	Intercompany	TDS
		Cellular	Telecom	& Other	Eliminations	Consolidated
	Cash and cash equivalents	$146,082	$425,655	$731,494	$—	$1,303,231
	Affiliated cash investments	—	620,419	—	(620,419)	—
	Marketable equity securities	—	79,467	2,096,200	—	2,175,667
	Notes receivable—affiliates	—	—	289,582	(289,582)	—
		$146,082	$1,125,541	$3,117,276	$(910,001)	$3,478,898

	Licenses, goodwill and customer lists	$2,012,789	$401,711	$(186,284)	$—	$2,228,216
	Marketable equity securities	16,248	15,278	331,900	—	363,426
	Investment in unconsolidated entities	155,514	3,671	50,737	(5,742)	204,180
	Other investments	4,482	2,780	3,815	—	11,077
		$2,189,033	$423,440	$200,168	$(5,742)	$2,806,899

	Property, Plant and
	Equipment, net	$2,598,004	$897,351	$32,999	$—	$3,528,354

Notes payable:	external	$—	$—	$—	$—	$—
	cash management	—	—	620,419	(620,419)	—
	intercompany	—	289,582	—	(289,582)	—
		$—	$289,582	$620,419	$(910,001)	$—

	Forward contracts:
	Current portion	$—	$41,182	$1,301,625	$—	$1,342,807
	Non-current portion	—	—	211,575	—	211,575
	Total	$—	$41,182	$1,513,200	$—	$1,554,382

	Long-term Debt:
	Current portion	$—	$474	$2,493	$—	$2,967
	Non-current portion	1,002,066	3,456	629,243	—	1,634,765
	Total	$1,002,066	$3,930	$631,736	$—	$1,637,732

	Preferred Shares	$—	$—	$860	$—	$860

	Capital expenditures:
	Quarter ended 6/30/07	$137,061	$35,620	$1,782		$174,463
	Six months ended 6/30/07	$246,790	$54,258	$4,381		$305,429

TDS Telecom Highlights
Three Months Ended June 30,
(Unaudited, dollars in thousands)

			Increase (Decrease)
	2007	2006	Amount	Percent
Local Telephone Operations
Operating Revenues
Local service	$48,741	$50,179	$(1,438)	(2.9%)
Network access and long-distance	85,500	88,721	(3,221)	(3.6%)
Miscellaneous	24,862	23,060	1,802	7.8%
	159,103	161,960	(2,857)	(1.8%)
Operating Expenses
Cost of services and products	50,717	47,479	3,238	6.8%
Selling, general and administrative expenses	44,060	47,138	(3,078)	(6.5%)
Depreciation, amortization and accretion	32,224	33,252	(1,028)	(3.1%)
	127,001	127,869	(868)	(0.7%)

Operating Income	$32,102	$34,091	$(1,989)	(5.8%)

Competitive Local Exchange Carrier Operations
Revenues	$58,767	$57,734	$1,033	1.8%

Expenses excluding depreciation and amortization	51,597	55,179	(3,582)	(6.5%)
Depreciation, amortization and accretion	6,220	6,005	215	3.6%
	57,817	61,184	(3,367)	(5.5%)

Operating Income (Loss)	$950	$(3,450)	$4,400	N/M

Intercompany revenues	$(1,569)	$(1,410)	$(159)	N/M
Intercompany expenses	(1,569)	(1,410)	(159)	N/M
	—	—	—

Total TDS Telecom Operating Income	$33,052	$30,641	$2,411	7.9%

N/M - Percentage change not meaningful.

TDS Telecom Highlights
Six Months Ended June 30,
(Unaudited, dollars in thousands)

			Increase (Decrease)
	2007	2006	Amount	Percent
Local Telephone Operations
Operating Revenues
Local service	$98,383	$100,731	$(2,348)	(2.3%)
Network access and long-distance	170,758	177,978	(7,220)	(4.1%)
Miscellaneous	47,554	44,277	3,277	7.4%
	316,695	322,986	(6,291)	(1.9%)
Operating Expenses
Cost of services and products	99,814	93,558	6,256	6.7%
Selling, general and administrative expenses	85,919	91,185	(5,266)	(5.8%)
Depreciation, amortization and accretion	66,270	66,828	(558)	(0.8%)
	252,003	251,571	432	0.2%

Operating Income	$64,692	$71,415	$(6,723)	(9.4%)

Competitive Local Exchange Carrier Operations
Revenues	$120,117	$117,229	$2,888	2.5%

Expenses excluding depreciation and amortization	102,157	106,969	(4,812)	(4.5%)
Depreciation, amortization and accretion	12,079	12,659	(580)	(4.6%)
	114,236	119,628	(5,392)	(4.5%)

Operating Income (Loss)	$5,881	$(2,399)	$8,280	N/M

Intercompany revenues	$(2,889)	$(2,922)	$33	N/M
Intercompany expenses	(2,889)	(2,922)	33	N/M
	—	—	—

Total TDS Telecom Operating Income	$70,573	$69,016	$1,557	2.3%

N/M - Percentage change not meaningful.